EXHIBIT 99.1

Westamerica Bancorporation Reports Third Quarter 2015 Financial Results

SAN RAFAEL, Calif., Oct. 14, 2015 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, generated net income for the third quarter 2015 of $14.9 million and diluted earnings per common share ("EPS") of $0.58, compared to net income of $14.8 million and EPS of $0.58 for the prior quarter, and net income of $15.2 million and EPS of $0.58 for the third quarter 2014.

"Our operating results generated an annualized return on shareholders' common equity of 11.3 percent for the third quarter 2015. These relatively strong results were achieved from our consistent and disciplined operating practices. While our net interest margin declined to 3.31 percent for the third quarter 2015, the margin was supported by a low 0.05 percent cost of funding our interest generating assets. Lower-costing checking and savings deposits continued to grow in the third quarter 2015, and represented 93 percent of total deposits at September 30, 2015. Westamerica's credit quality remained stable at healthy levels throughout the quarter, requiring no provision for loan losses, and our operating expenses represented only 53 percent of our revenues during the third quarter 2015," said Chairman, President and CEO David Payne. "Westamerica paid our shareholders a $0.38 per share dividend in the third quarter 2015," concluded Payne.

Net interest income on a fully taxable equivalent ("FTE") basis was $37.2 million for the third quarter 2015, compared to $37.4 million for the prior quarter, and $37.9 million for the third quarter 2014. The decline in net interest income is due to a decline in the net interest margin, offset in part by increasing volumes of interest-earning assets. The annualized net interest margin on a fully taxable equivalent basis was 3.31 percent for the third quarter 2015, compared to 3.37 percent for the prior quarter and 3.66 percent for the third quarter 2014. The decline in the net interest margin is due to re-investment of cash payments from loans and securities at prevailing low interest rates. The Company is currently avoiding long-dated, low-yielding loans given the expectation for rising interest rates. The Company is also reducing its exposure to rising interest rates by purchasing shorter-duration investment securities. The increase in volumes of interest-earning assets has been funded by growth in checking and savings deposits.

The provision for loan losses was zero for the third quarter 2015, unchanged from the prior quarter, and down from $600 thousand for the third quarter 2014. Net loan losses charged against the allowance for loan losses totaled $792 thousand for the third quarter 2015, compared to $359 thousand for the prior quarter and $1.2 million for the third quarter 2014. At September 30, 2015, the allowance for loan losses totaled $30 million and nonperforming loans totaled $17 million.

Noninterest income for the third quarter 2015 totaled $12.0 million, compared to $12.3 million for the prior quarter, and $13.1 million for the third quarter 2014. Noninterest income was lower in the third quarter 2015 compared to the third quarter 2014 due to declines in service charges on deposit accounts and merchant processing fees.

Noninterest expense for the third quarter 2015 totaled $26.2 million, compared to $26.9 million in the prior quarter and $26.6 million for the third quarter 2014. The decline in noninterest expense is due to declines in personnel costs and other expenses.

At September 30, 2015, Westamerica Bancorporation's tangible common equity-to-asset ratio was 8.2 percent, and assets totaled $5.0 billion. Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2014 filed on Form 10-K and quarterly report for the quarter ended June 30, 2015 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
September 30, 2015

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q3'15	Q3'14	Change	Q2'15

Net Interest and Fee Income (FTE)	$37,179	$37,905	-1.9%	$37,415
Provision for Loan Losses	--	600	n/m	--
Noninterest Income	11,993	13,054	-8.1%	12,269
Noninterest Expense	26,173	26,616	-1.7%	26,896
Income Before Taxes (FTE)	22,999	23,743	-3.1%	22,788
Income Tax Provision (FTE)	8,142	8,589	-5.2%	8,027
Net Income	$14,857	$15,154	-2.0%	$14,761

Average Common Shares Outstanding	25,530	25,973	-1.7%	25,514
Diluted Average Common Shares	25,565	26,016	-1.7%	25,536

Operating Ratios:
Basic Earnings Per Common Share	$0.58	$0.58	0.0%	$0.58
Diluted Earnings Per Common Share	0.58	0.58	0.0%	0.58
Return On Assets (a)	1.16%	1.21%		1.17%
Return On Common Equity (a)	11.3%	11.5%		11.5%
Net Interest Margin (FTE) (a)	3.31%	3.66%		3.37%
Efficiency Ratio (FTE)	53.2%	52.2%		54.1%

Dividends Paid Per Common Share	$0.38	$0.38	0.0%	$0.38
Common Dividend Payout Ratio	66%	66%		66%

			%
	9/30'15YTD	9/30'14YTD	Change

Net Interest and Fee Income (FTE)	$111,524	$115,351	-3.3%
Provision for Loan Losses	--	2,600	n/m
Noninterest Income	36,562	39,242	-6.8%
Noninterest Expense	79,796	80,446	-0.8%
Income Before Taxes (FTE)	68,290	71,547	-4.6%
Income Tax Provision (FTE)	24,115	25,929	-7.0%
Net Income	$44,175	$45,618	-3.2%

Average Common Shares Outstanding	25,565	26,192	-2.4%
Diluted Average Common Shares	25,585	26,262	-2.6%

Operating Ratios:
Basic Earnings Per Common Share	$1.73	$1.74	-0.6%
Diluted Earnings Per Common Share	1.73	1.74	-0.6%
Return On Assets (a)	1.17%	1.24%
Return On Common Equity (a)	11.4%	11.6%
Net Interest Margin (FTE) (a)	3.37%	3.75%
Efficiency Ratio (FTE)	53.9%	52.0%

Dividends Paid Per Common Share	$1.14	$1.14	0.0%
Common Dividend Payout Ratio	66%	66%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q3'15	Q3'14	Change	Q2'15

Interest and Fee Income (FTE)	$37,764	$38,751	-2.5%	$38,032
Interest Expense	585	846	-30.8%	617
Net Interest and Fee Income (FTE)	$37,179	$37,905	-1.9%	$37,415

Average Earning Assets	$4,471,690	$4,125,835	8.4%	$4,436,196
Average Interest-
Bearing Liabilities	2,511,820	2,529,300	-0.7%	2,540,194

Yield on Earning Assets (FTE) (a)	3.36%	3.74%		3.43%
Cost of Funds (a)	0.05%	0.08%		0.06%
Net Interest Margin (FTE) (a)	3.31%	3.66%		3.37%
Interest Expense/
Interest-Bearing Liabilities (a)	0.09%	0.13%		0.10%
Net Interest Spread (FTE) (a)	3.27%	3.61%		3.33%

			%
	9/30'15YTD	9/30'14YTD	Change

Interest and Fee Income (FTE)	$113,385	$117,995	-3.9%
Interest Expense	1,861	2,644	-29.6%
Net Interest and Fee Income (FTE)	$111,524	$115,351	-3.3%

Average Earning Assets	$4,417,114	$4,111,364	7.4%
Average Interest-
Bearing Liabilities	2,540,948	2,531,175	0.4%

Yield on Earning Assets (FTE) (a)	3.43%	3.84%
Cost of Funds (a)	0.06%	0.09%
Net Interest Margin (FTE) (a)	3.37%	3.75%
Interest Expense/
Interest-Bearing Liabilities (a)	0.10%	0.14%
Net Interest Spread (FTE) (a)	3.33%	3.70%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q3'15	Q3'14	Change	Q2'15

Total Assets	$5,062,334	$4,971,808	1.8%	$5,044,361
Total Earning Assets	4,471,690	4,125,835	8.4%	4,436,196
Total Loans	1,591,798	1,760,115	-9.6%	1,655,779
Commercial Loans	377,687	405,066	-6.8%	405,891
Commercial RE Loans	675,597	741,962	-8.9%	687,221
Consumer Loans	538,514	613,087	-12.2%	562,667
Total Investment Securities	2,879,892	2,365,720	21.7%	2,780,417
Available For Sale (Market)	1,649,986	1,317,195	25.3%	1,724,126
Held To Maturity	1,229,906	1,048,525	17.3%	1,056,291
Unrealized Gain	15,144	6,344	n/m	5,022

Loans/Deposits	36.1%	40.9%		37.7%

			%
	9/30'15YTD	9/30'14YTD	Change

Total Assets	$5,055,421	$4,923,705	2.7%
Total Earning Assets	4,417,114	4,111,364	7.4%
Total Loans	1,643,438	1,794,513	-8.4%
Commercial Loans	394,829	397,263	-0.6%
Commercial RE Loans	690,970	768,470	-10.1%
Consumer Loans	557,639	628,780	-11.3%
Total Investment Securities	2,773,676	2,316,851	19.7%
Available For Sale (Market)	1,669,056	1,230,002	35.7%
Held To Maturity	1,104,620	1,086,849	1.6%
Unrealized Gain	15,144	6,344	n/m

Loans/Deposits	37.3%	42.2%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q3'15	Q3'14	Change	Q2'15

Total Deposits	$4,414,711	$4,303,389	2.6%	$4,395,351
Noninterest Demand	1,975,498	1,869,853	5.6%	1,942,124
Interest Bearing Transaction	817,479	790,040	3.5%	804,512
Savings	1,304,128	1,215,647	7.3%	1,300,058
Time greater than $100K	147,216	233,511	-37.0%	172,605
Time less than $100K	170,390	194,338	-12.3%	176,052
Total Short-Term Borrowings	72,607	71,067	2.2%	86,967
Federal Home Loan Bank Advances	--	20,240	n/m	--
Term Repurchase Agreement	--	4,457	n/m	--
Shareholders' Equity	520,261	520,702	-0.1%	514,768

Demand Deposits/
Total Deposits	44.7%	43.5%		44.2%
Transaction & Savings
Deposits / Total Deposits	92.8%	90.1%		92.1%

			%
	9/30'15YTD	9/30'14YTD	Change

Total Deposits	$4,404,379	$4,250,969	3.6%
Noninterest Demand	1,946,018	1,813,141	7.3%
Interest Bearing Transaction	810,980	785,215	3.3%
Savings	1,298,851	1,203,690	7.9%
Time greater than $100K	172,834	247,485	-30.2%
Time less than $100K	175,696	201,438	-12.8%
Total Short-Term Borrowings	81,926	64,836	26.4%
Federal Home Loan Bank Advances	661	20,379	-96.8%
Term Repurchase Agreement	--	8,132	n/m
Shareholders' Equity	517,054	526,337	-1.8%

Demand Deposits/
Total Deposits	44.2%	42.7%
Transaction & Savings
Deposits / Total Deposits	92.1%	89.4%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q3'15
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,471,690	$37,764	3.36%
Total Loans (FTE)	1,591,798	19,732	4.92%
Commercial Loans (FTE)	377,687	4,470	4.70%
Commercial RE Loans	675,597	10,127	5.95%
Consumer Loans	538,514	5,135	3.79%
Total Investments (FTE)	2,879,892	18,032	2.50%

Interest Expense Paid
Total Earning Assets	4,471,690	585	0.05%
Total Interest-Bearing Liabilities	2,511,820	585	0.09%
Total Interest-Bearing Deposits	2,439,213	573	0.09%
Interest-Bearing Transaction	817,479	65	0.03%
Savings	1,304,128	211	0.06%
Time less than $100K	170,390	133	0.31%
Time greater than $100K	147,216	164	0.44%
Total Short-Term Borrowings	72,607	12	0.07%

Net Interest Income and
Margin (FTE)		$37,179	3.31%

	Q3'14
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,125,835	$38,751	3.74%
Total Loans (FTE)	1,760,115	22,538	5.08%
Commercial Loans (FTE)	405,066	5,478	5.37%
Commercial RE Loans	741,962	11,465	6.13%
Consumer Loans	613,087	5,595	3.63%
Total Investments (FTE)	2,365,720	16,213	2.74%

Interest Expense Paid
Total Earning Assets	4,125,835	846	0.08%
Total Interest-Bearing Liabilities	2,529,300	846	0.13%
Total Interest-Bearing Deposits	2,433,536	709	0.12%
Interest-Bearing Transaction	790,040	69	0.03%
Savings	1,215,647	221	0.07%
Time less than $100K	194,338	200	0.41%
Time greater than $100K	233,511	219	0.37%
Total Short-Term Borrowings	71,067	23	0.13%
Federal Home Loan Bank Advances	20,240	103	2.02%
Term Repurchase Agreement	4,457	11	1.00%

Net Interest Income and
Margin (FTE)		$37,905	3.66%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q3'15	Q3'14	Change	Q2'15

Service Charges on Deposits	$5,581	$6,207	-10.1%	$5,694
Merchant Processing Services	1,485	1,742	-14.7%	1,783
Debit Card Fees	1,538	1,543	-0.4%	1,534
Other Service Fees	693	695	-0.3%	683
ATM Processing Fees	616	637	-3.3%	627
Trust Fees	682	629	8.5%	672
Financial Services Commissions	177	194	-8.5%	198
Other Income	1,221	1,407	-13.2%	1,078
Total Noninterest Income	$11,993	$13,054	-8.1%	$12,269

Total Revenue (FTE)	$49,172	$50,959	-3.5%	$49,684
Noninterest Income/Revenue (FTE)	24.4%	25.6%		24.7%
Service Charges/Avg. Deposits (a)	0.50%	0.57%		0.52%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.64	$7.78	-1.8%	$7.81

			%
	9/30'15YTD	9/30'14YTD	Change

Service Charges on Deposits	$16,981	$18,322	-7.3%
Merchant Processing Services	4,971	5,485	-9.4%
Debit Card Fees	4,528	4,482	1.0%
Other Service Fees	2,041	2,044	-0.1%
ATM Processing Fees	1,828	1,891	-3.4%
Trust Fees	2,061	1,899	8.6%
Financial Services Commissions	527	585	-9.9%
Other Income	3,625	4,534	-20.1%
Total Noninterest Income	$36,562	$39,242	-6.8%

Total Revenue (FTE)	$148,086	$154,593	-4.2%
Noninterest Income/Revenue (FTE)	24.7%	25.4%
Service Charges/Avg. Deposits (a)	0.52%	0.58%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.74	$7.89	-1.9%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q3'15	Q3'14	Change	Q2'15

Salaries & Benefits	$12,761	$13,639	-6.4%	$13,696
Occupancy	3,746	3,811	-1.7%	3,726
Outsourced Data Processing	2,115	2,093	1.0%	2,111
Amortization of
Identifiable Intangibles	952	1,056	-9.8%	955
Professional Fees	746	700	6.5%	582
Furniture & Equipment	1,075	1,059	1.5%	1,158
Other Real Estate Owned	83	(287)	n/m	52
Courier Service	604	663	-8.9%	598
Other Operating	4,091	3,882	5.4%	4,018
Total Noninterest Expense	$26,173	$26,616	-1.7%	$26,896

Noninterest Expense/
Avg. Earning Assets (a)	2.32%	2.56%		2.43%
Noninterest Expense/Revenues (FTE)	53.2%	52.2%		54.1%

			%
	9/30'15YTD	9/30'14YTD	Change

Salaries & Benefits	$39,795	$41,691	-4.5%
Occupancy	11,199	11,284	-0.8%
Outsourced Data Processing	6,334	6,314	0.3%
Amortization of
Identifiable Intangibles	2,908	3,219	-9.7%
Professional Fees	1,876	1,707	9.9%
Furniture & Equipment	3,353	3,070	9.2%
Other Real Estate Owned	451	(908)	n/m
Courier Service	1,744	1,938	-10.0%
Other Operating	12,136	12,131	0.0%
Total Noninterest Expense	$79,796	$80,446	-0.8%

Noninterest Expense/
Avg. Earning Assets (a)	2.42%	2.62%
Noninterest Expense/Revenues (FTE)	53.9%	52.0%

8. Provision for Loan Losses.
	(dollars in thousands)
			%
	Q3'15	Q3'14	Change	Q2'15

Average Total Loans	$1,591,798	$1,760,115	-9.6%	$1,655,779

Allowance for Loan Loss (ALL)
Beginning of Period	$30,828	$32,398	-4.8%	$31,187
Provision for Loan Losses	--	600	n/m	--
Net ALL Losses	(792)	(1,229)	-35.6%	(359)
ALL End of Period	$30,036	$31,769	-5.5%	$30,828
ALL Recoveries/Gross ALL Losses	46%	33%		74%

Net ALL Losses/Avg. Total Loans (a)	0.20%	0.28%		0.09%

			%
	9/30'15YTD	9/30'14YTD	Change

Average Total Loans	$1,643,438	$1,794,513	-8.4%

Allowance for Loan Loss (ALL)
Beginning of Period	$31,485	$31,693	-0.7%
Provision for Loan Losses	--	2,600	n/m
Net ALL Losses	(1,449)	(2,524)	-42.6%
ALL End of Period	$30,036	$31,769	-5.5%
ALL Recoveries/Gross ALL Losses	63%	45%

Net ALL Losses/Avg. Total Loans (a)	0.12%	0.19%

9. Credit Quality.
	(dollars in thousands)
			%
	9/30/15	9/30/14	Change	6/30/15

Nonperforming Originated Loans:
Nonperforming Nonaccrual	$7,578	$4,696	61.4%	$6,269
Performing Nonaccrual	--	13	n/m	11
Total Nonaccrual Loans	7,578	4,709	60.9%	6,280
90+ Days Past Due Accruing Loans	481	342	40.6%	221
Total	8,059	5,051	59.6%	6,501
Repossessed Originated Loan Collateral	5,834	5,123	13.9%	5,906
Total Nonperforming
Originated Assets	13,893	10,174	36.5%	12,407

Nonperforming Purchased Covered Loans (1):
Nonperforming Nonaccrual	--	295	n/m	3
Performing Nonaccrual	--	--	n/m	--
Total Nonaccrual Loans	--	295	n/m	3
90+ Days Past Due Accruing Loans	--	--	n/m	--
Total	--	295	n/m	3
Repossessed Purchased Covered
Loan Collateral (1)	486	585	-16.9%	486
Total Nonperforming Purchased
Covered Assets (1)	486	880	-44.8%	489

Nonperforming Purchased Non-Covered Loans (2):
Nonperforming Nonaccrual	8,784	12,745	-31.1%	9,937
Performing Nonaccrual	84	552	-84.8%	5
Total Nonaccrual Loans	8,868	13,297	-33.3%	9,942
90+ Days Past Due Accruing Loans	--	76	n/m	--
Total	8,868	13,373	-33.7%	9,942
Repossessed Purchased Non-Covered
Loan Collateral (2)	2,949	1,565	88.5%	2,868
Total Nonperforming Purchased
Non-Covered Assets (2)	11,817	14,938	-20.9%	12,810

Total Nonperforming Assets	$26,196	$25,992	0.8%	$25,706

Total Originated Loans Outstanding	$1,376,905	$1,489,565	-7.6%	$1,425,047
Total Purchased Covered
Loans Outstanding (1)	14,640	17,523	-16.5%	15,109
Total Purchased Non-Covered
Loans Outstanding (2)	180,298	225,294	-20.0%	191,115
Total Loans Outstanding	$1,571,843	$1,732,382	-9.3%	$1,631,271

Total Assets	$5,001,395	$4,993,725	0.2%	$5,031,230

Loans:
Allowance for Loan Losses	$30,036	$31,769	-5.5%	$30,828
Allowance/Loans	1.91%	1.83%		1.89%
Nonperforming Loans/Total Loans	1.08%	1.08%		1.01%

Purchased Covered Loans (1):
Fair Value Discount on Purchased
Covered Loans	$155	$501		$197
Discount/Purchased Covered
Loans, gross	1.05%	2.78%		1.29%
Nonperforming Purchased Covered Loans/
Total Purchased Covered Loans	0.00%	1.68%		0.02%

Purchased Non-Covered Loans (2):
Fair Value Discount on Purchased
Non-Covered Loans	$7,082	$10,233		$7,780
Discount/Purchased Non-Covered	3.78%	4.34%		3.91%
Loans, gross
Nonperforming Purchased Non-Covered Loans/
Total Purchased Non-Covered Loans	4.92%	5.94%		5.20%

10. Capital.
	(in thousands, except per-share amounts)
			%
	9/30/15	9/30/14	Change	6/30/15

Shareholders' Equity	$533,938	$533,395	0.1%	$525,338
Total Assets	5,001,395	4,993,725	0.2%	5,031,230

Shareholders' Equity/
Total Assets	10.68%	10.68%		10.44%
Shareholders' Equity/
Total Loans	33.97%	30.79%		32.20%
Tangible Common Equity Ratio	8.23%	8.16%		7.99%
Common Shares Outstanding	25,530	25,906	-1.5%	25,529
Common Equity Per Share	$20.91	$20.59	1.6%	$20.58
Market Value Per Common Share	$44.44	$46.52	-4.5%	$50.65

Share Repurchase Programs
	(shares in thousands)
			%
	Q3'15	Q3'14	Change	Q2'15

Total Shares Repurchased	26	175	-84.8%	133
Average Repurchase Price	$50.30	$48.62	3.9%	$43.89
Net Shares (Issued) Repurchased	(1)	168	-100.3%	34

			%
	9/30'15YTD	9/30'14YTD	Change

Total Shares Repurchased	342	883	-61.2%
Average Repurchase Price	$43.90	$50.78	-13.5%
Net Shares Repurchased	215	604	-64.4%

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	9/30/15	9/30/14	Change	6/30/15
Assets:
Cash and Due from Banks	$268,587	$524,338	-48.8%	$289,606

Investment Securities:
Available For Sale	1,571,710	1,391,362	13.0%	1,634,878
Held to Maturity	1,278,814	1,035,041	23.6%	1,159,581

Loans	1,571,843	1,732,382	-9.3%	1,631,271
Allowance For Loan Losses	(30,036)	(31,769)	-5.5%	(30,828)
Total Loans, net	1,541,807	1,700,613	-9.3%	1,600,443

Other Real Estate Owned	9,269	7,273	27.4%	9,260
Premises and Equipment, net	39,244	37,335	5.1%	37,945
Identifiable Intangibles, net	11,379	15,338	-25.8%	12,331
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	158,912	160,752	-1.1%	165,513

Total Assets	$5,001,395	$4,993,725	0.2%	$5,031,230

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$1,942,450	$1,893,480	2.6%	$1,930,551
Interest-Bearing Transaction	812,940	775,377	4.8%	795,793
Savings	1,310,985	1,231,640	6.4%	1,287,859
Time	300,545	421,141	-28.6%	340,641
Total Deposits	4,366,920	4,321,638	1.0%	4,354,844

Short-Term Borrowed Funds	57,063	76,943	-25.8%	82,747
Federal Home Loan Bank Advances	--	20,156	n/m	--
Term Repurchase Agreement	--	--	n/m	--
Other Liabilities	43,474	41,593	4.5%	68,301
Total Liabilities	4,467,457	4,460,330	0.2%	4,505,892

Shareholders' Equity:
Common Equity:
Paid-In Capital	381,227	382,906	-0.4%	380,050
Accumulated Other
Comprehensive Income	7,198	9,733	-26.0%	3,988
Retained Earnings	145,513	140,756	3.4%	141,300
Total Shareholders' Equity	533,938	533,395	0.1%	525,338

Total Liabilities and
Shareholders' Equity	$5,001,395	$4,993,725	0.2%	$5,031,230

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q3'15	Q3'14	Change	Q2'15
Interest & Fee Income:
Loans	$19,378	$22,129	-12.4%	$20,035
Investment Securities:
Available for Sale	7,880	6,350	24.1%	7,999
Held to Maturity	7,041	6,421	9.6%	6,391
Total Interest & Fee Income	34,299	34,900	-1.7%	34,425

Interest Expense:
Transaction Deposits	65	69	-6.3%	62
Savings Deposits	211	221	-4.4%	207
Time Deposits	297	419	-29.1%	332
Short-Term Borrowed Funds	12	23	-47.0%	16
Federal Home Loan Bank Advances	--	103	n/m	--
Term Repurchase Agreement	--	11	n/m	--
Total Interest Expense	585	846	-30.8%	617

Net Interest Income	33,714	34,054	-1.0%	33,808

Provision for Loan Losses	--	600	n/m	--

Noninterest Income:
Service Charges	5,581	6,207	-10.1%	5,694
Merchant Processing Services	1,485	1,742	-14.7%	1,783
Debit Card Fees	1,538	1,543	-0.4%	1,534
Other Service Fees	693	695	-0.3%	683
ATM Processing Fees	616	637	-3.3%	627
Trust Fees	682	629	8.5%	672
Financial Services Commissions	177	194	-8.5%	198
Other	1,221	1,407	-13.2%	1,078
Total Noninterest Income	11,993	13,054	-8.1%	12,269

Noninterest Expense:
Salaries and Benefits	12,761	13,639	-6.4%	13,696
Occupancy	3,746	3,811	-1.7%	3,726
Outsourced Data Processing	2,115	2,093	1.0%	2,111
Amortization of Identifiable Intangibles	952	1,056	-9.8%	955
Professional Fees	746	700	6.5%	582
Furniture & Equipment	1,075	1,059	1.5%	1,158
Other Real Estate Owned	83	(287)	n/m	52
Courier Service	604	663	-8.9%	598
Other	4,091	3,882	5.4%	4,018
Total Noninterest Expense	26,173	26,616	-1.7%	26,896

Income Before Income Taxes	19,534	19,892	-1.8%	19,181
Income Tax Provision	4,677	4,738	-1.3%	4,420
Net Income	$14,857	$15,154	-2.0%	$14,761

Average Common Shares Outstanding	25,530	25,973	-1.7%	25,514
Diluted Common Shares Outstanding	25,565	26,016	-1.7%	25,536

Per Common Share Data:
Basic Earnings	$0.58	$0.58	0.0%	$0.58
Diluted Earnings	0.58	0.58	0.0%	0.58
Dividends Paid	0.38	0.38	0.0%	0.38

			%
	9/30'15YTD	9/30'14YTD	Change
Interest & Fee Income:
Loans	$59,643	$67,817	-12.1%
Investment Securities:
Available for Sale	23,347	17,855	30.8%
Held to Maturity	19,651	20,195	-2.7%
Total Interest & Fee Income	102,641	105,867	-3.0%

Interest Expense:
Transaction Deposits	190	203	-6.4%
Savings Deposits	634	693	-8.4%
Time Deposits	992	1,320	-24.9%
Short-Term Borrowed Funds	44	64	-31.9%
Federal Home Loan Bank Advances	1	304	n/m
Term Repurchase Agreement	--	60	n/m
Total Interest Expense	1,861	2,644	-29.6%

Net Interest Income	100,780	103,223	-2.4%

Provision for Loan Losses	--	2,600	n/m

Noninterest Income:
Service Charges	16,981	18,322	-7.3%
Merchant Processing Services	4,971	5,485	-9.4%
Debit Card Fees	4,528	4,482	1.0%
Other Service Fees	2,041	2,044	-0.1%
ATM Processing Fees	1,828	1,891	-3.4%
Trust Fees	2,061	1,899	8.6%
Financial Services Commissions	527	585	-9.9%
Other	3,625	4,534	-20.1%
Total Noninterest Income	36,562	39,242	-6.8%

Noninterest Expense:
Salaries and Benefits	39,795	41,691	-4.5%
Occupancy	11,199	11,284	-0.8%
Outsourced Data Processing	6,334	6,314	0.3%
Amortization of Identifiable Intangibles	2,908	3,219	-9.7%
Professional Fees	1,876	1,707	9.9%
Furniture & Equipment	3,353	3,070	9.2%
Other Real Estate Owned	451	(908)	n/m
Courier Service	1,744	1,938	-10.0%
Other	12,136	12,131	0.0%
Total Noninterest Expense	79,796	80,446	-0.8%

Income Before Income Taxes	57,546	59,419	-3.2%
Income Tax Provision	13,371	13,801	-3.1%
Net Income	$44,175	$45,618	-3.2%

Average Common Shares Outstanding	25,565	26,192	-2.4%
Diluted Common Shares Outstanding	25,585	26,262	-2.6%

Per Common Share Data:
Basic Earnings	$1.73	$1.74	-0.6%
Diluted Earnings	1.73	1.74	-0.6%
Dividends Paid	1.14	1.14	0.0%

Footnotes and Abbreviations:
(FTE) Fully Taxable Equivalent
(a) Annualized
(1) Purchased covered loans and repossessed loan collateral represent assets purchased in a business combination on which losses are shared with the FDIC per a Loss-Sharing Agreement.
(2) Purchased non-covered loans and repossessed loan collateral represent assets purchased in a business combination.
CONTACT: For additional information contact:
         Westamerica Bancorporation
         1108 Fifth Avenue, San Rafael, CA 94901
         Robert A. Thorson - SVP & Chief Financial Officer
         707-863-6840
         investments@westamerica.com